UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 20, 2019
(Date of earliest event reported)

NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 SE 6th Way Vancouver, Washington 98683
(Address of principal executive offices and zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In a meeting held on February 20, 2019, the Board of Directors of Nautilus, Inc. (the “Company”) approved, upon recommendation of the Compensation Committee of the Board of Directors, the following cash bonus compensation awards to certain of the Company’s executive officers, which will be payable in two equal installments on July 1, 2019 and January 1, 2020, subject to each officer’s continuous employment with the Company through such date:

Officer	Title	Total Bonus Amount
Sidharth Nayar	Chief Financial Officer	$62,000
Wayne M. Bolio	SVP, Law & Human Resources, General Counsel	$53,000
Ryan Simat	VP, General Manager, Commercial and Specialty	$45,000

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

February 26, 2019	By:	/s/ Sidharth Nayar
Date		Sidharth Nayar
Chief Financial Officer
(Principal Financial and Accounting Officer)